                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                  ___________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  March 13, 2002


                                  NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

          Virginia                  0-16751                      54-1443350
(State of Incorporation)    (Commission File Number)(IRS Employer Identification No.)

                                P. O. Box  1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)

Item 9.    REGULATION FD DISCLOSURE

Pursuant to Regulation FD, the information being furnished below is an overview of NTELOS' strategy, operations and performance through fiscal year 2001 and includes certain projections and guidance for 2002.

A powerpoint version of the information is available on NTELOS' website at www.ntelos.com.

NTELOS

Company Guidance
----------------
2002

March 2002

Photo of products and customers.

Forward-Looking Statements
---------------------------

Forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those set forth in documents filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Wireless Digital PCS

Wireless Digital PCS - Coverage Area
------------------------------------
               o Geographic expansion minimal for 2002
                 --       Fredericksburg, VA (I-95); Hagerstown, MD (I-81);
                          Bluefield, WV (I-77)
                 --       Fill-in for some primary corridors

               o Projected 835 cell sites by end of 2002
                 --       Expected 65 new sites to become operational in 2002
                 --       61 of these sites substantially funded in 2001

Map of Virginia, West Virginia and portions of North Carolina showing:
               o Current NTELOS Coverage
               o Future NTELOS Coverage


* Coverage may vary depending upon terrain, weather conditions and customer equipment.

Wireless Digital PCS:  Subscribers & Key Metrics
------------------------------------------------

Total Ending PCS Subscribers
----------------------------
(000s)

[Graph]

                              Post Pay          nAdvance           Pre Pay        Total            Guidance Range
2000                             107.0              ----              61.4        168.4                 ----
2001                             172.4              12.1              39.3        223.8                 ----
2002E                             ----              ----              ----        ----             275.0 - 294.0


         o Projected 2002 year-end subscriber mix reflects 91% Post Pay-like plans with growth of nAdvance and reduction of Pre Pay
           --       Post Pay:  70% (77% year-end 2001)
           --       nAdvance:  21% (5% year-end 2001)
           --       Pre Pay:  9% (18% year-end 2001)

         o Projected 4Q 2002 monthly subscriber churn improves as traditional Pre Pay base reduces
           --       Post Pay:  2.9% (3.3% for 4Q 2001)
           --       Blended:  3.8% (4.4% for 4Q 2001)

         o Projected monthly subscriber ARPU improves in every category
           -- Post Pay: Increases from $52 to $54 by year-end with continued focus on higher-end rate plans
           -- nAdvance: Increases from introductory levels to $42 by year-end
           -- Pre Pay: Increases to $18 by year-end on usage of new roaming capability

All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo PCS.

Wireless Digital PCS:  Key Financial Projections
------------------------------------------------

Revenues
--------
($ MMs)

[Graph]

                       PCS Revenues         Guidance Range

2000                           91.8              ----
2001                          121.3              ----
2002E                          ----          170.0 - 180.0


        o Projected 2002 PCS revenues of $170 MM to $180 MM supported by:
          --       Customer Growth
          --       Improved ARPUs on strength of higher-end post pay plans &
                   nAdvance
          --       Sprint/Horizon wholesale network services agreement with
                   contractual minimum revenues of $27.4 MM ($19.1 MM in 2001)

EBITDA
------
($ MMs)

[Graph]

                         PCS EBITDA         Guidance Range

2000                         (29.1)              ----
2001                         (21.9)              ----
2002E                          ----           11.0 - 14.0


        o Projected 2002 PCS EBITDA turns positive to $11 MM to $14 MM:
          --       Positive turn by mid-year
          --       Stable CPGA of approximately $350
          --       Transition & integration of Virginia East markets completed in 2001
          --       Operating expenses (excluding cost of sales) continue
                   efficiency improvements shown in 2001


All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo PCS.

Wireline
--------

Wireline:  ILEC Operations
--------------------------

Access Lines
------------
(000)

[Graph]

                    ILEC Access Lines         Guidance Range
2000                             52.0              ----
2001                             52.0              ----
2002E                            ----           52.0 - 53.0

       o Projected 2002 ILEC access lines flat to 2% growth dependant upon:
         --       Residential household growth
         --       New business openings

Revenues

($ MMs)

[Graph]

                        ILEC Revenues          Guidance Range
2000                             41.2               ----
2001                             44.0               ----
2002E                            ----           45.0 - 46.0

       o Projected 2002 ILEC revenues increase to $45 MM - $46 MM on the strength of switched access minute growth
         --       Switched access revenues increasing on continued MOU growth

EBITDA

($ MMs)

[Graph]

                          ILEC EBITDA         Guidance Range
2000                             25.5              ----
2001                             28.1              ----
2002E                            ----           28.5 - 29.5


       o Projected 2002 ILEC EBITDA $28.5 MM to $29.5 MM
         --       Continued strong operating margin of 63% to 64% for 2002


All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo PCS.

Wireline:  CLEC Operations
--------------------------

Access Lines
------------

(000)

[Graph]

                             CLEC Access Lines          Guidance Range
2000                                      20.5               ----
2001                                      33.6               ----
2002E                                     ----           45.0 - 47.0

       o Projected 2002 CLEC access lines reflect continuation of historical growth trends
         --       6 new markets added in 2001
         --       2 co-locations added in existing markets in 2001
         --       No new markets for 2002; 2 co-locations planned
         --       Business access lines (no resale strategy)

Revenues
--------

($ MMs)

[Graph]

                               CLEC Revenues           Guidance Range
2000                                    11.8                ----
2001                                    17.9                ----
2002E                                   ----             19.0 - 20.0

       o Projected 2002 CLEC revenues reflect continued access line growth, offset by declining reciprocal compensation and switched access rates
         -- Recip comp revenues down approximately $1.0 MM in 2002 from $3.7 MM in 2001
         -- Switched access revenues down approximately $1.5 MM in 2002 from $3.8 MM in 2001

EBITDA
------

($ MMs)

[Graph]

                                 CLEC EBITDA         Guidance Range
2000                                   (0.4)              ----
2001                                    1.9               ----
2002E                                   ----            0.0 - 0.5

       o Projected 2002 CLEC EBITDA remains positive reflecting recip comp and switched access revenue reductions
         -- Virginia CLEC operations, which were the earliest deployed, had EBITDA of $4.6 MM for 2001
         -- Earlier stage markets remain in loss position, showing improvement

All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo PCS.

Wireline:  Internet Operations
------------------------------

Subscribers
-----------

(000)

[Graph]

                         ISP Subscribers        Guidance Range
2000                                62.9             ----
2001                                74.2             ----
2002E                               ----         83.0 - 86.0

       o Projected 2002 Internet subscribers reflect continued dial-up growth and strong DSL growth
         --       Dial-up increase of 7,000 to 9,000 subscribers
         --       DSL subscriber growth of 55% to 65%
                  *        Line-sharing - residential DSL product introduced in
                           fourth quarter 2001

Revenues
--------

($ MMs)

[Graph]

                                  ISP Revenues          Guidance Range
2000                                      14.2               ----
2001                                      17.8               ----
2002E                                     ----            19.5 - 21.0

       o Projected 2002 Internet revenues grow at rates beyond customer growth
         --       Residential DSL ARPUs more than double dial-up
         --       Business DSL ARPUs more than 5x dial-up
         --       DSL about 5% of customer base in 2001; grows to about 8% in
                  2002

EBITDA
------

($ MMs)

[Graph]

                                    ISP EBITDA          Guidance Range
2000                                     (0.8)               ----
2001                                      1.3                ----
2002E                                     ----             2.5 - 3.0


       o Projected 2002 Internet EBITDA reflects maturing operations
         --       Operating cost efficiencies
         --       Operating margins grow from 7% in 2001 to a range of 12% to
                  14% in 2002


All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo PCS.

Wireline:  Network Operations (Long-Haul)
-----------------------------------------

Revenues
--------

($ MMs)

[Graph]

                                 Network            Guidance Range

2000                                 8.1                 ----
2001                                 9.3                 ----
2002E                               ----             10.0 - 11.0

EBITDA
------

($MMs)

[Graph]

                          Network EBITDA            Guidance Range

2000                                 5.9                 ----
2001                                 7.8                 ----
2002E                               ----              8.5 - 9.0

       o New connections with Valley Net and DDR in 6 states increase wholesale opportunities
       o Additional 500 miles to be operational in 2002
       o Offers significant operating cost reductions for consolidated Company

Map of Virginia, Portions of West Virginia, Ohio, Pennsylvania, North Carolina and Tennessee showing:

       o In Service
       o Owned
       o Valley Net
       o DDR

All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo PCS.

Consolidated Operations
-----------------------

Consolidated Operations
-----------------------

Revenues
--------

($ MMs)

[Graph]

                                Revenues           Guidance Range

2000                               179.5                ----
2001                               220.2                ----
2002E                               ----           270.0 - 286.0


EBITDA
------

($ MMs)

[Graph]

                                  EBITDA           Guidance Range

2000                                 5.2                ----
2001                                20.4                ----
2002E                               ----            52.0 - 58.0


[Chart]

             2002 Revenue Guidance                                              2002 EBITDA Guidance
                Summary ($MM)                                                      Summary ($MM)

--------------------------------------------------------------------------------------------------------
         $170.0      to        $180.0              PCS                       $11.0      to        $14.0
           45.0      to          46.0              ILEC                       28.5      to         29.5
           19.0      to          20.0              CLEC                        0.0      to          0.5
           19.5      to          21.0              ISP                         2.5      to          3.0
           10.0      to          11.0            Network                       8.5      to          9.0
            6.5      to           8.0             Other                        1.5      to          2.0
--------------------------------------------------------------------------------------------------------

         $270.0      to        $286.0             Total                      $52.0      to        $58.0


All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo PCS.

Capital Expenditures
--------------------

[Graph]

($MM)

                        Wireless/Wireline/Other                  3G1XRTT           Total
2000                                      114.3                     ----           ----
2001                                      114.7                     ----           ----
2002E                              50.0 to 60.0             30.0 to 35.0       80.0 to 95.0
2003E                              45.0 to 55.0              5.0 to 10.0       50.0 to 65.0


       o Special projects inflated CAPEX in 2001
         --      Portsmouth customer care center
         --      IT expansion for VA East integration
         --      Building (R&B)
         --      Fiber build

       o Infrastructure build-out in existing markets reaching mature stage reducing build-out need in future

       o Primary CAPEX for 2002-2003 is for capacity expansion to support growing customer base
         --      Capital savings if customer growth lags

       o 3G1XRTT CAPEX in connection with Sprint/Horizon wholesale network services agreement
         --      $85.0 MM in minimum revenue guarantees 2001 through 2003
         --      Updates network platform reducing maintenance CAPEX &
                 enhances capacity

All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo PCS.


2002 Liquidity Projection (using low-end of guidance ranges)
------------------------------------------------------------
($MM)                                                                      2002
--------------------------------------------------------------------- ---------

   EBITDA                                                             $    52.0
   Capital expenditures                                                   (80.0)
   Proceeds from sale of non-strategic assets /1/                          40.0
   Miscellaneous scheduled debt paydown                                    (9.6)
   Working capital requirement                                             (9.5)
   Cash interest /2/                                                      (36.0)
                                                                         ------
   Projected net borrowings                                           $   (43.1)
                                                                       ========


   Senior credit facility revolver at beginning of year               $   100.0
   Net borrowings                                                         (43.1)
                                                                        -------
   Senior credit facility revolver at end of year                     $    56.9
                                                                       ========

/1/ Includes $8.0 MM received in January 2002 from tower sales, $21.6 MM expected to be received from announced definitive agreements for the sale of excess PCS spectrum, and anticipated proceeds from selected sales of additional excess PCS spectrum or other non-strategic assets

/2/ Excludes pre-funded interest on senior notes in 2002

Non-Strategic Assets
--------------------

       o Excess PCS spectrum
         --       Over 110 million MHz POPs

       o Other excess spectrum
         --       MMDS spectrum (850,000 households)
         --       LMDS spectrum (1.3 MM POPs)

       o Other non-strategic assets
         --       Wireline cable operations
         --       Paging operations
         --       Alarm system operations
         --       Directory Assistance Buildings

2002 Guidance Summary
---------------------
       o Projected 2002 revenues growth of 23% to 30% supported by:
         --       Customer growth
         --       Improving PCS ARPUs
         --       Continued stability of wireline revenues
         --       Wholesale revenue streams:  Sprint/Horizon & Network

       o Projected EBITDA growth of 155% to 184% supported by:
         --       PCS turn to positive EBITDA by mid-year
         --       Continued high margins on ILEC and wholesale revenues

       o Capital expenditures declining
         --       Mature stage infrastructure build-out
         --       Capacity expansion scales to customer growth
         --       Portions discretionary and could be further reduced

       o Plan is fully-funded with reserves
         --       Amendment to $325 MM senior credit facility executed
         --       Value of non-strategic assets significantly exceeds planned asset sales

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTELOS Inc.
                                    (Registrant)


                                    By:   /s/ Michael B. Moneymaker
                                    -----------------------------------------
                                    Michael B. Moneymaker
                                    Senior Vice President and Chief Financial
                                    Officer, Treasurer and Secretary


Date: March 13, 2002